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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report ( Date of Earliest Event Reported): March 17, 1998


                           THE TRANSLATION GROUP, LTD.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                  000-21725                    23-3382869
        --------                  ---------                    ----------
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                         (Identification Number)




       332C Haddon Avenue
       WESTMONT, NJ                                              08108
       ------------                                              -----
       (Address of Principle Executive Offices                 (Zip Code)


                                  (609)858-6614
                                  -------------
               (Registrant's Telephone Number, Including Area Code


                                44 Tanner Street
                              HADDONFIELD, NJ 08033
                              ---------------------
              (Former Name, Former Address, and Former Fiscal Year,
                          if Changed Since Last Report)


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         Item 4.  Changes in Registrant's Certifying Accountant.


                  Pursuant to Item 304 of Regulation S-K, the Company makes the following representations:

                    Item 304 (a) (1)

                      (i) On March 17, 1998, the Company finalized its decision not to retain Votta & Company ("Votta"), Certified Public Accountants, 19 Chestnut Street, Haddonfield, NJ 08033, to audit the Company's financial statements for the year ended March 31, 1998. The reason for this decision was the Company's desire to retain a larger firm due to its recent acquisition of The Word House Companies and its planned future acquisitions.

                      (ii) Votta's reports on the Company's financial statements for either of the past two years has not contained either an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

                      (iii)The change in accountants was recommended by the
                           Audit Committee of the Board of Directors of the Company and was approved by the Board of Directors of the Company.

                      (iv) During the Company's two most recent fiscal years and subsequent interim period up to the date of the change of accountants, there were no disagreements with the former accountants on any matter of accounting principle or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Votta, would have caused Votta to make a reference to the subject matter of the disagreement(s) in connection with his report.

                           On March 17, 1998, the Company reached an agreement with Richard A. Eisner & Company, LLP, 575 Madison Avenue, New York, NY 10022-2597 to act as the Company's auditors commencing with the Company's audit for the year ending March 31, 1998.



           Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


                  1. Letter by the dismissed independent accountants in connection with the disclosure under Item 4. of this Report.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: March 25, 1998
                                                THE TRANSLATION GROUP, LTD.

                                                By: /S/
                                                   ----------------------
                                                       Charles D. Cascio,
                                                       President and CEO


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                                                                 EXHIBIT 1



                                 March 20, 1998


United States Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Dear Sir:

     We have read and agree with the comments in Item 304 (a)(1) of Form 8-K of The Translation Group. LTD. dated March 17, 1998.

                                Very truly yours,


                                 /s/
                                 ---------------
                                 Votta & Company